___________________________________________________________ LOAN AGREEMENT by and among BM TECHNOLOGIES, INC. AND BMTX, INC. as Borrowers and CUSTOMERS BANK as Lender Dated January 4, 2021 ___________________________________________________________ Walter Weir, Jr., Esquire Weir & Partners LLP 1339 Chestnut Street, Suite 500 Philadelphia, PA 19107 wweir@weirpartners.com Phone: (215) 665-8181 Fax: (215) 665-8191

i TABLE OF CONTENTS SECTION 1. Definitions .................................................................................................................................... 1 2. Loan .............................................................................................................................................. 5 3. Permanent Principal Reductions ................................................................................................. 6 4. Note .............................................................................................................................................. 6 5. Interest/Late Charge .................................................................................................................... 6 6. Payment of Principal and Interest ............................................................................................... 8 7. Prepayment 8. Advances Requests ...................................................................................................................... 8 9. Security Agreement ..................................................................................................................... 8 10. Loan Account ............................................................................................................................... 8 11. Application of Funds ................................................................................................................... 9 12. Restricted Account ...................................................................................................................... 9 13. Closing ......................................................................................................................................... 9 14. Conditions Precedent to Closing ................................................................................................. 9 15. Representations and Warranties ................................................................................................ 10 16. Affirmative Covenants .............................................................................................................. 13 17. Negative Covenants ................................................................................................................... 15 18. Events of Default ....................................................................................................................... 16 19. Remedies .................................................................................................................................... 17 20. Right of Set-Off ......................................................................................................................... 17 21. Cross-Default/Cross-Collateralization ...................................................................................... 17 22. Miscellaneous ............................................................................................................................ 17

ii EXHIBITS Form of Borrowing Base Certificate .................................................................................... EXHIBIT A Note ......................................................................................................................................... EXHIBIT B Security Agreement ................................................................................................................ EXHIBIT C Perfection Certificate ............................................................................................................. EXHIBIT D Deposit Processing Services Agreement ............................................................................... EXHIBIT E Loan Advance Request .......................................................................................................... EXHIBIT F

1 LOAN AGREEMENT THIS LOAN AGREEMENT is made this 4th day of January, 2021, by and among: • BM TECHNOLOGIES, INC. (formerly known as Megalith Financial Acquisition Corp.), a Delaware corporation with a place of business located at 201 King of Prussia Road, Suite 240, Radnor, PA 19087 ; • BMTX, Inc., a Pennsylvania business corporation and wholly owned subsidiary of BM Technologies, Inc., with a place of business located at 201 King of Prussia Road, Suite 240, Radnor, PA 19087 (BM Technologies, Inc. and BMTX, Inc. are referred to herein as the “Borrowers”); and • CUSTOMERS BANK, a Pennsylvania state chartered bank with a place of business located at 99 Bridge Street, Phoenixville, PA 19460 (“Lender”). B A C K G R O U N D: Borrowers have applied to Lender for a Ten Million Dollar ($10,000,000.00) revolving line of credit to finance the MFAC Transaction and working capital needs. Lender is willing to make the Loan available to Borrowers under and subject to the terms and conditions set forth in this Agreement. NOW, THEREFORE, the Borrowers and Lender, intending to be legally bound, hereby agree: 1. Definitions. As used in this Agreement, the following terms shall have the indicated meanings: “Agreement” means this Loan Agreement, as the same may be amended, modified, renewed, substituted and/or extended from time to time. “Anti-Terrorism Laws” means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery and corruption (including the FCPA and the Patriot Act), and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time. “Authorized Officer” means any of the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, or Secretary of either Borrower, acting singly. “Base Rate” means the variable per annum rate of interest so designated from time to time by the Lender as its prime rate (which rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer) plus 150 basis points. “Borrowing Base” means at any time 80% of Borrowers’ Qualified Accounts plus 100% of the collected amounts on deposit to the Restricted Account, but not to exceed $10,000,000 minus any permanent reduction to the Loan required under paragraph 3 of this Agreement.

2 “Borrowing Base Certificate” means each Borrowing Base Certificate to be delivered by the Borrowers to the Bank pursuant to this Agreement in substantially the form attached as Exhibit “A” executed by Borrowers’ Chief Financial Officers, with blanks appropriately completed as amended, supplemented or otherwise modified from time to time. “Business Day” means any day of the week other than Saturday, Sunday, or a day the Federal Reserve Bank of Philadelphia recognizes as a holiday. “Closing Date” means the date on which all of the Loan Documents are executed and delivered to Lender, which is contemplated to occur on or about January 4, 2021. “Code” means the Internal Revenue Code of 1986, as amended, or its predecessor or successor, as applicable, and any Treasury regulations, revenue rulings or technical information releases issued thereunder. “Collateral” means all property, rights and interests in property now owned or hereafter acquired by each Borrower in or upon which a Lien is at any time granted to Lender as security for the Obligations. “Default Rate” shall have the meaning given to that term in paragraph 5 of this Agreement. “Deposit Processing Services Agreement” means that certain Deposit Processing Services Agreement dated of even date herewith between Lender and BMTX, Inc., a copy of which is attached to this Agreement as Exhibit “E”. “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA to which any Borrower, or a subsidiary thereof, has an obligation to make a contribution, including as the result of being an ERISA Affiliate, other than a Plan, Multiemployer Plan. “Event(s) of Default” shall have the meaning assigned to that term in paragraph 18 of this Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any regulations issued thereunder by the Department of Labor or PBGC. “ERISA Affiliate” means (a) any corporation included with any Borrower in a controlled group of corporations within the meaning of Section 414(b) of the Code, (b) any trade or business (whether or not incorporated) which is under common control with any Borrower within the meaning of Section 414(c) of the Code, (c) any member of an affiliated service group of which any Borrower is a member within the meaning of Section 414(m) of the Code, and (d) any other group including any Borrower that is treated as a single employer within the meaning of Section 414(o) of the Code. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder.

3 “Financing Statements” means any UCC-1 financing statements evidencing a first priority security interest in the Accounts, Accounts Receivable, Furniture, Fixtures, Equipment and other Collateral, as more particularly stated in this Agreement and the Security Agreement, and such other documents that Lender may reasonably request to perfect and maintain its security interests in the Collateral and to secure the Loan. “GAAP” means Generally Accepted Accounting Principles in effect from time to time. “Governmental Authority” means the government of the United States and any agency thereof, any state, province or political subdivision thereof, and includes any international, foreign, federal or state regulator or agency having jurisdiction over Lender or Borrowers. “Interest Rate” shall have the meaning given to that term in paragraph 5 of this Agreement. “LIBOR” means the One Month London Inter-Bank Offered Rate as published in the Money Section of the Wall Street Journal on the last U.S. business day of the month, but in no event shall LIBOR be less than 50 basis points. “Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory, judicial or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any Financing Statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing). “Loan” means the Ten Million Dollar ($10,000,000.00) revolving line of credit made by Lender to Borrowers under this Agreement subject to any principal reduction thereof required under paragraph 3 of this Agreement. “Loan Advance Request” means a request for an advance on the Loan made in accordance with paragraph 8 of this Agreement using the form of that attached hereto as Exhibit “F”. “Loan Documents” means this Agreement, the Note, the Security Agreement and all of the other instruments, agreements and documents issued or to be issued in connection with any of the foregoing, as the same may be amended, modified, renewed, extended, substituted and/or extended from time to time. “Margin” means 375 basis points. “Margin Stock” shall have the meaning assigned to such term in Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

4 “Material Adverse Effect” means any circumstance or event that, individually or collectively with other circumstances or events, may reasonably be expected to have a material adverse effect on (i) the financial condition or business of the Borrowers, as now conducted or as proposed to be conducted, or (ii) the ability of Borrowers to repay in a timely manner the Obligations or otherwise perform their obligations under the Loan Documents. “Maturity Date” means January 4, 2022, being the date that all sums evidenced by the Note and all of the other Obligations shall be due and owing to Lender. “MFAC Transaction” means the transaction reflected by the “Agreement and Plan of Merger” dated August 6, 2020, by and among Megalith Financial Acquisition Corp, MFAC Merger Sub, Inc., Customers Bank, and BankMobile Technologies, Inc., as amended. “MFAC Trust Account” mean the Trust Account referred to in the Agreement and Plan of Merger dated August 6, 2020, by and among Megalith Financial Acquisition Corp, MFAC Merger Sub, Inc., Customers Bank, and BankMobile Technologies, Inc., as amended. “Multiemployer Plan” means any employee benefit plan or arrangement described in Section 4001(a)(3) of ERISA that is maintained or contributed to by any Borrower or subsidiary of a Borrower for which any Borrower or subsidiary may have liability (including by being an ERISA Affiliate). “Note” means the promissory note issued by Borrowers to Lender to evidence the Loan in the form of Exhibit “B” to this Agreement. “Obligations” means all indebtedness, obligations and liabilities of Borrowers to Lender under the Loan Documents of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, including any overdrafts, whether for payment or performance, now existing or hereafter arising, whether presently contemplated or not, regardless of how the same arise, or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account including, but not limited to, all loans (including any loan by modification, renewal or extension), all indebtedness, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Borrowers, and to others which Lender may have obtained by purchase, negotiations, discount, assignment or otherwise, and all interest, taxes, fees, charges, expenses and reasonable attorney’s fees chargeable to Borrowers or incurred by Lender under any of the Loan Documents. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) The USA PATRIOT Act) and the rules and regulations promulgated thereunder. “PBGC” means the Pension Benefit Guaranty Corporation, or any governmental agency or instrumentality succeeding to the functions thereof. “Perfection Certificate” means the form of Perfection Certificate dated of even date

5 herewith executed by Borrowers and delivered to Lender attached hereto as Exhibit “D”. “Person” means an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated association, a joint venture or any other entity or a Governmental Authority. “Plan” means an employee pension benefit plan, other than a Multiemployer Plan, that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and that is either (a) maintained by a Borrower for employees or for which any Borrower may have a liability to make a contribution, including as the result of being an ERISA Affiliate, or (b) maintained pursuant to a collective bargaining agreement, or other arrangement under which more than one employer makes contributions and to which a Borrower is making or accruing an obligation to make contributions or has within the preceding five years made or accrued such contributions. “Potential Event of Default” means any event or condition, which with the giving of notice or the passage of time or both, would constitute an Event of Default. “Qualified Accounts” means (a) accounts receivable owing from T-Mobile and any college or university that are under 120 days from date of invoice, (b) all other accounts receivable due from any other vendor that do not exceed 90 days from date of invoice or are aged less than 60 days from due date for invoice payment terms that are less than or equal to 30 days, (c) are not subject to dispute, counterclaim and/or setoff (contra-accounts), (d) are due from unrelated third party customers of the Borrowers; (e) are not subject to offset/lien of a bonding company, (f) are not part of a contractual progress billing, (g) are not deemed retainage, (h) are not payable by a foreign entity unless supported by credit insurance acceptable to Lender, (i) are not a bill & hold, (j) are not a finance charge, and (k) are not from a party related to the Borrowers (i.e. affiliate, subsidiary, employee, principal, etc.). “Restricted Account” means a demand deposit account maintained at Lender for Borrowers as a restricted account. “Security Agreement” means the form of Security Agreement issued by Borrowers to Lender in the form of Exhibit “C” to this Agreement. “Term” means the period from the date of this Agreement until the Maturity Date and, if applicable, to any date to which the Maturity Date may be extended. Unless the context otherwise requires, capitalized terms not otherwise defined in this Agreement shall have the meanings given to those term in the Security Agreement 2. Loan. Subject to the terms and conditions of this Agreement: (a) Loan. Lender hereby establishes for Borrowers a revolving line of credit in the principal amount of Ten Million Dollars ($10,000,000.00), less any principal reduction required under paragraph 3 of this Agreement.

6 (b) Use of Proceeds . The proceeds of the Loan may be used to fund in part a closing of the MFAC Transaction and for general working capital purposes, with advances to be made at Borrowers’ request subject to the provisions of paragraph 8 of this Agreement. (c) Revolving Credit. Borrowers may borrow, repay and re-borrow on the Loan during the Term up to but not exceeding the Borrowing Base. (d) Borrowers' Account. All advances made on the Loan shall be deemed to be made for the account of both Borrowers irrespective of the use made by any Borrower of the funds so advanced. (e) No Set Off. All amounts owing to Lender shall be paid in U.S. dollar funds without set-off, counterclaim or other deduction of any nature. 3. Permanent Principal Reductions. Upon closing of the Merger Transaction, fifty percent (50%) of the cash remaining in the MFAC Trust Account in excess of $10,000,000 shall constitute a permanent reduction of the maximum principal amount of the Loan. In addition, fifty (50%) of any new capital raised by either Borrower shall be applied as a permanent reduction of the principal of the Loan. 4. Note. The obligation of Borrowers to repay the Loan shall be evidenced by this Agreement, the Note and the other Loan Documents. Simultaneously with the execution and delivery of this Agreement, Borrowers shall execute and deliver the Note to Lender. 5. Interest/Late Charge. (a) Interest Rate. Interest on the unpaid principal balance of the Note shall accrue at an adjustable rate equal to 30 Day LIBOR plus the Margin, per annum (the “Interest Rate”). The Interest Rate is subject to adjustment from time to time based on changes in LIBOR. Adjustments, if any, shall become effective on the 1st day of every month, beginning February 1, 2021. (b) LIBOR Replacement. If the Lender determines in good faith (which determination shall be conclusive, absent manifest error) that: (1) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining LIBOR; (2) LIBOR does not accurately reflect the cost to the Lender of the Loan; or (c) a Regulatory Change (as hereinafter defined) shall, in the reasonable determination of the Lender, make it unlawful or commercially unreasonable for the Lender to use LIBOR as the index for purposes of determining the Interest Rate, then: (i) LIBOR shall be replaced with an alternative or successor rate or index chosen by the Lender in its reasonable discretion; and (ii) the Margin may also be adjusted by Lender in its reasonable discretion, giving due consideration to market convention for determining rates of interest on comparable loans. “Regulatory Change” shall mean a change in any applicable law, treaty, rule, regulation or guideline, or the interpretation or administration thereof, by the administrator of the relevant benchmark or its regulatory supervisor, any governmental authority, central bank or other fiscal, monetary or other authority having jurisdiction over Lender or its lending office.

7 (c) Conversion. Upon fifteen (15) Business Days prior written notice to Lender, Borrowers may elect to convert the Interest Rate from LIBOR plus the Margin to the Base Rate with any such change to become effective on the first day of the month following Borrowers’ notice to Lender of its election to effect a conversion. (d) Interest Calculation. Interest shall be computed on a 365/360 basis by applying the ratio of the Interest Rate over a year of 360 days multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. (e) Late Charge. In the event any payment of interest and/or principal owing on the Loan is not made within ten (10) days of its due date, Borrowers will pay to Lender a late charge in an amount equal to five (5%) percent of any such past due amount. (f) Default Rate. Upon the occurrence and during the continuance of any Event of Default under the Loan Documents, or non-payment upon demand after an Event of Default, the rate of interest on the unpaid principal balance shall, at the option of Lender, be five percent (5%) in excess of the rate of interest provided above (the “Default Rate”). Borrower acknowledges that: (1) the Default Rate is a material inducement to Lender to make the Loan; (2) Lender would not have made the Loan in the absence of the agreement of Borrower to pay the Default Rate; (3) the Default Rate represents compensation for the increased risk to Lender that the Loan might not be repaid in full; and (4) the Default Rate is not a penalty and represents a reasonable estimate of (i) the cost to Lender in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the Loan, and (ii) compensation to Lender for losses that are difficult to ascertain. (g) Interest Accrual. Interest shall continue to accrue on the principal of the Loan at the rates specified above notwithstanding any demand for payment, acceleration and/or the entry of judgment against Borrowers until all Obligations have been irrevocably paid in full. (h) Maximum Rate. In no event shall interest, charges or other amounts that are contracted for, charged or received by Lender pursuant to any Loan Documents and that are deemed interest under applicable law (“interest”) exceed the highest rate permissible under applicable law (“maximum rate”). If, in any month, any interest rate, absent the foregoing limitation, would have exceeded the maximum rate, then the interest rate for that month shall be the maximum rate and, if in a future month, that interest rate would otherwise be less than the maximum rate, then the rate shall remain at the maximum rate until the amount of interest actually paid equals the amount of interest which would have accrued if it had not been limited by the maximum rate. If, upon payment in full of the Obligations, the total amount of interest actually paid under the Loan Documents is less than the total amount of interest that would, but for this paragraph, have accrued under the Loan Documents, then Borrowers shall, to the extent permitted by applicable law, pay to Lender, (1) the lesser of (i) the amount of interest that would have been charged if the maximum rate had been in effect at all times, or (ii) the amount of interest that would have accrued had the interest rate otherwise set forth in the Loan Documents been in effect, minus the amount of interest actually paid under the Loan Documents. If a court of competent jurisdiction determines that Lender has received interest in excess of the maximum amount allowed under

8 applicable law, such excess shall be deemed received on account of, and shall automatically be applied to reduce, Obligations other than interest (regardless of any erroneous application thereof by Lender), and upon payment in full of the Obligations, any balance shall be refunded to Borrowers. 6. Payment of Principal and Interest. (a) Interest. Interest shall be paid monthly in arrears on the first day of each month during the Term commencing on February 1, 2021. (b) Principal. The principal of the Loan shall be repaid in full on the Maturity Date. (c) Auto Debit. Each Borrower irrevocably authorizes Lender to auto-debit Borrowers’ deposit accounts at Lender for the monthly payment of interest due on the Loan. 7. Prepayment. Borrowers may prepay the Loan, in whole or in part, without premium or penalty. 8. Advances Requests. (a) Advance Requests. Requests for advances on the Loan (an “Advance Request”) shall be made by the submission by Borrowers to Lender of a Loan Advance Request which shall be accompanied by a current Borrowing Base Certificate. (b) Limitation on Advances. Notwithstanding any provision to the contrary in this Agreement or in any of the other Loan Documents, at no time shall the aggregate principal amount of indebtedness outstanding at any one time under the Loan exceed the Borrowing Base. If at any time the aggregate principal amount of indebtedness outstanding under the Loan exceeds the Borrowing Base for any reason, Borrowers shall immediately repay the amount of such excess to Lender in immediately available funds. (c) Advance Representations. Each Loan Advance Request shall constitute a representation by each Borrower that there are no Events of Default or Potential Events of Default that exist as of the submission of a Loan Advance Request, and that each of the representations and warranties set forth in this Agreement are accurate, true, and correct in all material respects as of the date of each Loan Advance Request. 9. Security Agreement. Simultaneously with the execution and delivery of this Agreement, Borrowers shall execute and deliver to Lender the Security Agreement. 10. Loan Account. Lender shall open and maintain on its books a loan account (the “Loan Account”) with respect to the Loan, advances made, repayments, the computation and payment of interest and fees, if any, and the computation and final payment of all other amounts due and sums paid to Lender hereunder. Except in the case of error in entry or computation, and as long as advances and repayments are made in accordance with the terms of this Agreement, the Loan Account shall be

9 conclusive and binding as to the amount at any time due to Lender from Borrowers under this Agreement. 11. Application of Funds. All sums realized by Lender on account of the Obligations, from whatever source received, shall be applied first, to any reasonable fees and expenses (including reasonable attorneys’ fees) incurred by Lender, second, to accrued and unpaid interest and late charges, and then to principal. Borrowers waive and release any right to require Lender to collect any of the Obligations from any collateral under any theory of marshalling of assets or otherwise. Borrowers authorize Lender to apply the proceeds of any collateral in which each Borrower has/have any right, title or interest against any of the Obligations in any manner or order that Lender may determine. 12. Restricted Account. Lender shall establish on its books a demand deposit account for Borrowers into which Borrowers may deposit funds. Withdrawals from the Restricted Account may only be made on five (5) Business Days' prior written notice to Lender, and will be permitted only to the extent that any such withdrawal, in whole or in part, will not cause the principal amount of the Loan to exceed the Borrowing Base. Lender shall, at all times, retain its right of setoff against the Restricted Account. 13. Closing. Closing hereunder will take place on the Closing Date at the offices of Weir & Partners LLP, Fifth Floor, The Widener Building, One South Penn Square, Philadelphia, PA 19107, or at such other location as the parties may agree. 14. Conditions Precedent to Closing. Lender’s obligation to make any advance of funds on the Loan on or after the Closing Date is subject to satisfaction of the following conditions precedent: (a) Loan Documents. The Loan Documents, satisfactory in form, terms and substance to Lender, shall have been executed and delivered to Lender on the Closing Date, and shall be in full force and effect, and Borrowers shall have delivered such other instruments, documents and certificates as Lender or its counsel shall reasonably require. (b) Entity Documents. Lender shall have received, on or prior to the Closing Date, such organizational documents, resolutions, incumbency certificates, subsistence certificates and any other documents and certificates as are required by Lender with respect to each Borrower. Such organization documents include, but are not limited to, a copy of each Borrower’s certificate of incorporation and by-laws, certified as of the Closing Date by an authorized officer of each Borrower in a manner designated by Lender. (c) Identification. Each Authorized Officer shall provide two forms of identification acceptable to Lender. (d) Borrowing Base Certificate. Borrowers shall have delivered to Lender an initial Borrowing Base certificate. (e) Insurance. Borrowers shall have delivered to Lender, on or prior to the

10 Closing Date, evidence, in form and substance satisfactory to Lender, that the Borrower are adequately insured by insurance carriers and amounts acceptable to Lender. (f) Financial Statements. Each Borrower shall have delivered to Lender, on or prior to the Closing Date, the financial statements, tax filings, and reports described herein or otherwise requested by Lender, each of which shall be in accordance with GAAP and otherwise in form and substance satisfactory to Lender, and no Material Adverse Effect shall have occurred since the date of the most recent financial statements so delivered to Lender. (g) Perfection Certificate. Each Borrower shall have delivered to Lender the Perfection Certificate. (h) Merger. Lender shall have received, on or before the Closing Date, evidence of the successful completion of the MFAC Transaction including, but not limited to, an opinion of counsel that the MFAC Transaction has successfully closed in accordance with the Merger Agreement, as amended. (i) Legal Opinion. An opinion letter from Borrowers’ counsel, in form reasonably satisfactory to Lender, which opines, inter alia, that: Each Borrower is legally constituted, in good standing and authorized to enter into the transactions contemplated by this Agreement; that the execution and delivery of the Loan Documents and their terms do not violate any provisions of the governing organizational documents of each Borrower; that all Loan Documents executed by Borrowers are valid, binding, and enforceable in accordance with their terms (subject to customary exceptions). The opinion letter shall also address any other matters on which Lender reasonably requires counsel to Borrowers to opine. (j) Representations and Warranties. All of the representations and warranties in paragraph 15 of this Agreement shall be true and correct in all material respects as of the Closing Date. (k) Other Documents and Conditions. Borrowers shall have delivered to Lender such other documents, and satisfied such other conditions, as may be reasonably required by Lender pursuant to the terms of this Agreement or any other Loan Document. 15. Representations and Warranties. Borrowers represent and warrant to Lender that: (a) Authority, Execution and Binding Effect. Each Borrower is an entity duly organized, validly existing, and in good standing under the laws of its jurisdiction; has all necessary power and authority to transact the business in which it is engaged, including to own, lease and otherwise deal with its assets; and is duly qualified and in good standing or subsisting in each other jurisdiction in which the conduct of such business requires such licensing or such qualification. Borrowers have all necessary capacity, power and authority to enter this Agreement and to execute, deliver and perform this Agreement and all of the other Loan Documents and any other document executed in connection with this Agreement, as applicable, all of which have been duly authorized by all proper and necessary action by Borrowers. This Agreement, and all of the other Loan Documents signed by Borrowers, have been duly and validly executed and delivered and constitute the legal,

11 valid and binding obligations of each Borrower, enforceable against it in accordance with their respective terms, except as their enforceability may be limited by bankruptcy, insolvency or other equitable principals of general application relating to or affecting the enforcement of creditor rights. (b) Litigation. There are no actions, suits or proceedings pending, or to Borrower’s knowledge, threatened, against or affecting any Borrower, at law or in equity, or before or by any governmental authority which, if adversely determined, could have a Material Adverse Effect. (c) Conflict with Other Instruments, etc. Neither the execution and delivery by Borrowers of this Agreement or any of the other Loan Documents, or the other instruments, documents and agreements contemplated or required hereby or thereby, nor consummation of the transactions herein or therein contemplated by Borrowers, nor compliance by each Borrower with the terms, conditions and provisions hereof or thereof, will conflict with or result in a breach of any of the terms, conditions or provisions of any law or regulation, order, writ, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which Borrowers are a party, or by which they or any of their properties is known by them to be bound, or to which they or any of their properties is known by them to be subject (other than an agreement or instrument with or in favor of Lender), or constitute a default thereunder, or result in the creation or imposition of any lien, other than liens in favor of Lender. No consent, license, approval or authorization of, or registration, declaration or filing with, any court, governmental body or authority or other person, which has not been obtained or made, is required in connection with the valid execution, delivery or performance of this Agreement, or any of the other Loan Documents or any other documents required by this Agreement, or in connection with any of the transactions contemplated thereby. (d) Title to Properties. Each Borrower has good and marketable title to all of its assets, subject only to all those matters disclosed in the financial statements delivered to Lender, or as otherwise permitted herein. (e) First Lien. The security interests granted under the Security Agreement shall be at all times during the Term a first priority security interest subject to no other Liens whatsoever. (f) Tax Returns. Borrowers have (1) filed all tax returns which are required to be filed by them and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received; and (2) neither Borrower knows of any material additional assessments for which adequate reserves have not been established. (g) Financial Statements. Borrowers have heretofore furnished to Lender certain financial statements, tax filings, and reports all of which are true, complete and present fairly the financial condition of each Borrower in accordance with GAAP as of the date so stated in all material respects and the results of its operations and transactions for the period covered thereby, and accurately reflect all liabilities as of the date so stated, including contingent liabilities. (h) No Event of Default; Compliance. No event has occurred, and no condition exists, which would constitute an Event of Default or, to the knowledge of each Borrower, a Potential Event of Default. Borrowers are not, to their knowledge, in violation of any term of any agreement

12 or other instrument to which they are a party or by which they are bound, which violation would have a Material Adverse Effect. Neither Borrower is in violation of any order, writ, judgment, injunction or decree of any court of competent jurisdiction. To each Borrower’s knowledge, neither Borrower is in violation of any statute, rule or regulation of any competent governmental authority, the violation of which could have a Material Adverse Effect. To each Borrower’s knowledge, there exists no fact or circumstance not disclosed in this Agreement or in the documents furnished in connection herewith (other than general economic conditions) which does, or in the future could, have a Material Adverse Effect. (i) Disclosure. There is no fact known to Borrowers which has a Material Adverse Effect or in the future is likely to have a Material Adverse Effect, which Borrowers have not disclosed to Lender. Borrowers have made full and true disclosure of all information, financial and otherwise, requested by Lender, in connection with the transactions contemplated hereby known to Borrower. (j) FCPA. Each Borrower has instituted and will maintain policies and procedures designed to promote and achieve continued compliance with the FCPA and other applicable Anti-Terrorism Laws. (k) ERISA. Other than as previously disclosed to Lender in writing, no Borrower has any Plan or Multiemployer Plan. Each Borrower is in full compliance with the material requirements of all applicable law, including ERISA, relating to each Plan and/or Multiemployer Plan. No fact or situation exists that could reasonably be expected to result in a Material Adverse Effect in connection with any Employee Benefit Plan, Plan or Multiemployer Plan. No Borrower has any termination liability or withdrawal liability in connection with a Plan or Multiemployer Plan. (l) Environmental Matters. Other than as previously disclosed to Lender in writing, Borrowers are not in violation of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, the Clean Water Act, the Toxic Substances Control Act and the Clean Air Act, or any rule or regulation promulgated pursuant to any of the foregoing statutes or amendments to the foregoing statutes, or any other applicable environmental law, statute, rule, regulation or ordinance, which violation would have a Material Adverse Effect. (m) Federal Reserve Regulations. Neither Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loan will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any governmental body, including without limitation the provisions of Regulations U or X of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Loan will be used, directly or indirectly, to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. (n) Solvency. Each Borrower is solvent as defined in any applicable state or

13 federal statute, nor will either Borrower be rendered insolvent by the execution and delivery of this Agreement and the other Loan Documents to Lender. After making the Loan, each Borrower reasonably expects to (1) be able to pay its debts as they become due, (2) have funds and capital sufficient to carry on its business and all businesses in which it is about to engage, and (3) own property having a value at both fair valuation and at fair salable value in the ordinary course of each Borrower’s business greater than the amount required to pay its debts as they become due. (o) Prohibited Person Compliance. Borrowers warrant, represent and covenant that neither Borrower nor any of their respective affiliates is or will be a person (1) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224 issued on September 24, 2001 (“EO13224”), (2) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control most current list of “Specifically Designated National and Blocked Persons,” (3) who commits, threatens to commit or supports “terrorism,” as defined in EO13224, or (4) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in subparts (1) through (4) above are herein referred to as a “Prohibited Person”). Each Borrower covenants and agrees that neither Borrower nor any of their respective affiliates will knowingly (i) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services to or for the benefit of a Prohibited Person, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Borrowers further covenant and agree to deliver (from time to time) to Lender any such certification or other evidence as may be requested by Lender in its sole and absolute discretion, confirming each such representation. (p) Survival. All of the representations and warranties of each Borrower as set forth in this Agreement shall survive the making of this Agreement and shall be continuing until all Obligations hereunder are paid in full. 16. Affirmative Covenants. Until the Obligations have been paid in full and fully performed by each Borrower under the Loan Documents: (a) Borrowing Base Certificate. Borrowers shall deliver to Lender a current Borrowing Base Certificate on and as of the Closing Date, and on the 15th day of each succeding month thereafter. (b) Financial Statements. Borrowers shall furnish to Lender, at their sole cost and expense, in form and substance satisfactory to Lender, such financial statements, reports and additional information as Lender may reasonably request from time to time regarding the financial and business affairs of each Borrower. Without limiting the generality of the forgoing, Borrowers shall deliver to Lender their audited financial statements within 120 days of each Borrowers' fiscal year end. (c) Maintenance of Insurance. During the Term, Borrowers shall, at their sole expense, obtain and maintain throughout the Term, policies of commercial general liability insurance which may include umbrella insurance, including contractual liability, having such terms and such limits as are reasonably required by Lender from time to time, but in any event an aggregate limit of not less than Seven Million Dollars ($7,000,000).

14 (d) Payment of Taxes. Borrowers shall pay all entity taxes, federal and state income taxes, and all other taxes, fees, assessments and governmental charges generally that are at any time levied or imposed upon their properties, assets, income or profits before the same shall become delinquent and also all lawful claims of any nature or kind which, if unpaid, might or could become a lien or charge upon their properties, assets, income, or profits, unless the validity thereof is being contested in good faith by Borrowers by appropriate proceedings, diligently conducted to the reasonable satisfaction of Lender. (e) Maintenance of Properties, etc. Each Borrower shall maintain and preserve their respective assets which are necessary or useful in the proper conduct of their businesses in good working order and condition, ordinary wear and tear excepted. (f) Keeping of Records and Books of Account. Borrowers shall keep adequate records and books of account, in which complete entries will be made in accordance with each Borrower’s prior practice reflecting all financial transactions of each Borrower. (g) Compliance with Laws. Each Borrower shall comply in all material respects with the applicable requirements of all Governmental Authorities known by each Borrower to be applicable to them. (h) Notices of Events of Default and Adverse Changes. Each Borrower shall promptly give Lender notice, in writing, of: (1) any Event of Default hereunder or under any other agreements to which Borrower is a party, which default is reasonably likely to have a Material Adverse Effect, promptly after the same becomes known to Borrowers; (2) all litigation or proceedings before any court or governmental authority affecting Borrowers or their assets which are reasonably likely to have a Material Adverse Effect if adversely determined; or (3) any other event which is reasonably likely to have a Material Adverse Effect. (i) Access to Books and Inspection. Borrowers shall, upon reasonable (but not less than five (5) Business Days) written notice, give any representative of Lender reasonable access to, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in the possession of Borrowers relating to their business, all at such times and as often as Lender may reasonably request. (j) Further Assurances. Promptly upon request by Lender, each Borrower shall execute and deliver and file and record and refile and rerecord such financing statements, assignments and other such documents in such manner, at such time or times and in such place or places as may be required by law and to cause to be taken such other actions as may be required by law or as may be reasonably requested by Lender in order to cause the liens and security interests granted under any security documents to be, at all times, valid, perfected and enforceable against Borrowers and all third parties. (k) Compliance with Licensing Bodies; Maintenance of Standing. Borrowers shall maintain all certificates of compliance and authority and licenses that are necessary or required by any governmental authority or licensing authority having jurisdiction over each Borrower. Borrowers will maintain their existing entity status in good standing or subsistence, and maintain their

15 existing rights and franchises, in their respective jurisdiction of formation, and remain or become duly licensed or qualified and in good standing or subsisting in each jurisdiction in which the conduct of their business requires such qualification or licensing, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. (l) Deposit Accounts. Each Borrower shall maintain its primary deposit accounts with Lender during the Term of the Loan. (m) Certification. Borrowers shall certify, from time to time, at the request of Lender, that no Event of Default or, to the best of their knowledge, no Potential Event of Default has occurred and is continuing. (n) Litigation. Borrowers shall promptly notify Lender in writing as soon as any Borrower has actual knowledge thereof, and furnish or cause to be furnished to Lender such information regarding the same as Lender may request of: (1) the institution or filing of any litigation, action, suit, claim or counterclaim to which Borrower is a party, or (2) any administrative proceeding against, or investigation of, Borrower by or before any regulatory body or governmental agency, where (A) the outcome of such litigation, action, suit, claim, counterclaim, administrative proceeding or investigation may have a Material Adverse Effect, or (B) such litigation, action, suit, claim, counterclaim, administrative proceeding or investigation questions the validity of this Agreement or any Loan Document, or any action taken or to be taken pursuant to the foregoing; and furnish or cause to be furnished to Lender such information regarding the same as Lender may reasonably request, which information Lender will hold in confidence. 17. Negative Covenants. Each Borrower covenants and agrees with Lender: (a) Borrowed Money. Without the prior written consent of Lender, Borrowers shall not create, incur, assume or suffer to exist any liability for borrowed money other than from Lender, and trade payables incurred in the ordinary course of business. (b) No Dividends. During the Term of the Loan, neither Borrower shall issue any dividends or make any distributions to shareholders. (c) Liens. Without the prior written consent of Lender, Borrowers shall not, at any time, create, incur, assume, or suffer to exist any lien on their assets of any character, tangible or intangible, now owned or hereafter acquired, or upon the income or profits therefrom, or agree or become liable to do so, except liens in favor of Lender and liens with respect to taxes not delinquent or being contested in good faith and by appropriate proceedings. (d) Negative Pledge. Borrowers shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any pledge, lien, security interest, assignment, hypothecation, deposit assignment or other encumbrance of any nature, upon or with respect to any assets or properties of Borrowers, and Borrowers shall not guaranty any debts of others. (e) Notice of Changes. Borrowers shall not change their respective names, principal places of business, records, office, its management, or registered agent without notifying

16 Lender, in writing, thirty (30) days prior to such action and executing such additional documentation as Lender may reasonably request to maintain its security for the Loan. (f) Acquisitions. Borrowers shall not acquire all or substantially all of the property or assets of any Person during the Term. 18. Events of Default. An “Event of Default” means the occurrence or existence of one or more of the following events or conditions continuing beyond the expiration of any applicable grace or cure period (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of law): (a) Any Borrower shall fail to pay any amount owing to Lender under the Note or any other Loan Document promptly when due; (b) Any representation or warranty made by or on behalf of either Borrower, or any other information furnished by either Borrower, in this Agreement or any other Loan Document or in any certificate, financial statement or other document furnished to Lender pursuant to the provisions hereof or of any other Loan Document, shall prove to have been false or misleading in any material respect when made or furnished; (c) Either Borrower shall default in the performance or observance of any non- monetary covenant, condition or provision contained in this Agreement or any other Loan Document for a period of thirty (30) days after receipt of written notice specifying such failure; provided, however, that in the event such default cannot be cured within such thirty (30) day period and Borrowers shall have commenced to cure such default within such thirty (30) day period, and thereafter proceeds diligently to cure the same, such thirty (30) day period shall be extended for so long as it shall require a Borrower, in the exercise of due diligence, to cure such default; (d) Any lien, charge or encumbrance on, or any security interest or other defect in the title to the either Borrowers’ property shall be created, arise or otherwise come into existence, unless such lien, charge or security interest shall be discharged within thirty (30) days after the date of filing thereof or Borrowers shall contest the same in good faith and post a bond or other security reasonably satisfactory to Lender in an amount sufficient to prevent the enforcement of any such lien against their properties together with any costs or penalties associated therewith; (e) If a final judgment which, with other final judgments against either Borrower would reasonably be expected to have a Material Adverse Effect, shall have been entered against either Borrower or any of their property, and if, within thirty (30) days of the entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged or bonded; (f) A proceeding is instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of either Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of either Borrower,

17 or for the winding-up or liquidation of the affairs of such, and such proceeding shall remain undismissed or unstayed and in effect for a period of ninety (90) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; (g) Either Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of either Borrower’s properties, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing; 19. Remedies. Upon the occurrence of any Event of Default which is not cured within any applicable cure period, Lender may do any or all of the following: (a) accelerate the maturity of the Note and all amounts payable hereunder and demand immediate payment thereof; (b) pursuant to the Warrant of Attorney contained in the Note, CONFESS JUDGMENT against Borrower and/or commence any other legal action on the Note and the other Loan Documents; (c) exercise its right of set-off as set forth in paragraph 20 below; (d) exercise its rights as a secured party under the Security Agreement and the Uniform Commercial Code; and (e) begin accruing interest at the Default Rate; provided however, no interest shall accrue in excess of the maximum amount then allowed by law. 20. Right of Set-Off. Upon the occurrence of an Event of Default, Lender shall have the right, in addition to all other rights and remedies available to it, without notice to Borrowers, to set off against and to appropriate and apply to the unpaid balance of the Note, and all other obligations of Borrower hereunder and under the Loan Documents, any debt owing to Borrowers, and any other funds held in any manner for the account of Borrowers by Lender including, without limitation, all funds in all deposit accounts now or hereafter maintained by Borrowers for their own account with Lender, and Lender is hereby granted a security interest in and lien on all such assets (including all such deposit accounts) for such purpose. Such right shall exist whether or not Lender shall have made any demand under this Agreement or the Note, and whether the Note is matured or unmatured. Borrower hereby confirms Lender’s right of banker’s lien and set-off, and nothing in this Agreement shall be deemed a waiver or prohibition thereof. 21. Cross-Default/Cross-Collateralization. The Loan, and all collateral described in the Loan Documents shall be cross-defaulted and cross collateralized with all terms, conditions and provisions of all other obligations of Borrowers to Lender whether now existing or hereafter arising. A default in the performance of any obligation of Borrowers under any other agreement with Lender shall constitute an Event of Default under the Loan Documents. All collateral security described in the Loan Documents shall constitute collateral security for any other obligation of Borrowers to Lender. All collateral security granted by Borrower to secure any other obligation to Lender shall constitute collateral security for all of the Obligations. 22. Miscellaneous. (a) Business Days. Except as otherwise provided herein, whenever any payment

18 or action to be made or taken hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. (b) Amendments and Waivers. This Agreement may be modified or amended only by a written agreement entered into by all of the parties to this Agreement, including an officer of Lender, and may be waived only by a written waiver signed by the party to be charged thereby. No waiver, modification or amendment shall extend to or affect any obligation not expressly waived, modified or amended, or impair any right of parties related to such obligation. Any party claiming a waiver of the provisions of this subparagraph (b) shall have the burden of proving any such waiver by clear and convincing evidence. (c) No Implied Waiver; Cumulative Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein and in any other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law. (d) Expenses. Borrowers shall pay: (1) all reasonable, documented and out-of-pocket expenses of Lender and any other expenses incurred by Lender in connection with the preparation, execution and delivery of any future amendments to this Agreement, the Note or any other Loan Documents (including the reasonable, documented and out-of-pocket fees and expenses of Lender’s counsel); (2) all fees, including the filing fees for the recording or re-recording of any future financing statements; (3) any other fees reasonably incurred by Lender in connection with the Loan in accordance with the terms hereof for inspections/investigations performed by Lender after the date hereof upon the occurrence of an Event of Default; and (4) reasonable, documented and out- of-pocket costs of collection (including reasonable, documented and out-of-pocket counsel fees) if an Event of Default occurs with respect to the payment of the Loan or any other sums payable to Lender under the Loan Documents. Borrowers’ obligations under this subparagraph (d) shall survive the payment in full of the Note. (e) Notices. Any notice required to be given by either party to the other party under the terms of the Loan Documents shall be in writing, and shall be delivered personally as evidenced by receipt or given by mailing, certified mail or registered mail, return receipt requested, postage prepaid or by Federal Express, Courier, or similar overnight courier which delivers only upon signed receipt of the addressee and, except as may be expressly otherwise provided in the Loan Documents, any such notice or other communications shall be deemed given upon execution of an acknowledgement of receipt by the recipient or, in any event, three (3) days after being sent properly addressed to the addresses set forth above. In the case of Lender, notices shall be sent simultaneously to Weir & Partners, LLP, The Widener Building, Suite 500, 1339 Chestnut Street, Philadelphia, PA 19107, to the attention of Walter Weir, Jr., Esquire. In the case of Borrowers, notices shall be sent simultaneously to Peter Strand, Esquire, Nelson Mullins Riley & Scarborough, 101 Constitution Avenue, NW, Suite 900, Washington, D.C. 20001.

19 (f) Accounting. Unless otherwise specified herein, all financial statements and reports furnished to Lender hereunder or under any other Loan Document shall be prepared in accordance with each Borrower’s prior practice unless otherwise noted on the statement received by Lender. (g) No Third Party Rights. Nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, which is intended for the sole and exclusive benefit of the parties hereto. (h) Reliance and Survival. Lender has relied upon all representations, warranties, covenants and agreements made in this Agreement and in all the other Loan Documents in making the Loan, and all representations, warranties, covenants and agreements of Borrowers contained in this Agreement or made in writing in connection with this Agreement shall survive the execution and delivery of this Agreement, the making of the Loan hereunder, and the issuance of the Note, and shall continue in full force and effect until payment in full of the Loan and until all of the Obligations have been fully satisfied. (i) Severability. Every provision of this Agreement and the other Loan Documents is intended to be severable. If any term or provision of the Loan Documents shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability of any term or provision of the Loan Documents in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction. (j) Joint and Several Obligations. Notwithstanding anything herein to the contrary, all Obligations of each Borrower under this Agreement and the other Loan Documents are joint and several. (k) Headings. Paragraph and subparagraph headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. (l) Governing Law; Jurisdiction and Waiver of Jury Trial. This Agreement will be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rules. Borrowers hereby irrevocably consent to the exclusive jurisdiction of any state or federal court located in Chester County, Pennsylvania; provided, however, that nothing contained in this Agreement will prevent Lender from bringing any action, enforcing any award or judgment or exercising any rights against Borrowers, against any security or against any property of Borrowers within any other county, state or other foreign or domestic jurisdiction. The parties acknowledge and agree that the venue provided above is the most convenient forum for both Lender and Borrowers. The parties waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement in Chester County, Pennsylvania. EACH BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION

20 WHATSOEVER ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ANY LOAN DOCUMENTS OR THE RELATIONSHIP CREATED THEREBY. BORROWERS AND LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY. (m) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the fullest extent permitted by applicable law, Borrowers shall not assert, and hereby waive, any claims against Lender and/or any of its directors, officers, employees and agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Documents or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, or the use of the proceeds of the Loan. Neither Lender nor any of its directors, officers, employees and agents, shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (n) Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Borrowers shall not assign or transfer their rights hereunder or any interest herein or delegate their duties hereunder or thereunder. (o) Participation. Lender may at any time sell, assign, transfer or grant participations in, or otherwise dispose of Lender’s right, title and interest in, the Loan and the Loan Documents to any affiliate of Lender or to commercial banks or other institutional lenders in the United States or their affiliates, at no expense to Borrowers. (p) Exculpation. Borrowers hereby waive, release and discharge any and all rights, causes of action, claims or demands, liquidated or unliquidated, known or unknown, fixed or contingent, which they now have against Lender, Lender’s subsidiaries or against any of Lender’s directors, officers, agents, attorneys and employees relating to, or in connection with, the Loan Documents, except those relating to or resulting from the willful misconduct of Lender or its directors, officers, agents, attorneys and employees. Borrowers intend that this waiver, release and discharge shall apply to all such rights, causes of action, claims and demands that arise or come into existence prior to the execution and delivery of this Agreement. (q) Drafting of Documents. Lender and Borrowers hereby acknowledge and agree that all of the terms, conditions, covenants and provisions of this Agreement and the Loan Documents have been negotiated in good faith, and further agree that the rule of law that states that any ambiguity or contradictions between the terms therein will be resolved against the drafter of such contract is hereby waived and shall not apply to the interpretation of this Agreement or any of the other Loan Documents. To the extent that there are any conflicts among the other Loan Documents, the terms of this Agreement shall prevail. (r) Indemnity. Borrowers agree, whether or not any of the transactions contemplated in the Loan Documents shall be consummated, to pay, assume liability for, and

21 indemnify, protect, defend, save and keep harmless Lender from and against, any and all liabilities, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, but not limited to, reasonable legal and investigative fees and expenses) of whatsoever kind and nature including, but not limited to, claims based upon negligence, strict or absolute liability, liability in tort, latent or other defects (whether or not discoverable), and any claims for patent, trademark or copyright infringement which may from time to time be imposed on, incurred by or asserted against Lender (whether or not any such claim is also indemnified or insured against by any other person) in any way relating to or resulting from this Agreement or the Loan Documents, or any of the transactions contemplated herein or therein excepting, however, any and all claims made by Borrowers or third-parties against Lender or any of Lender’s own officers, directors, or shareholders to the extent relating to or resulting from Lender’s (or its directors, officers, agents, attorneys and employees) willful misconduct. The provisions of this sub-paragraph (r) shall survive the payoff, release, foreclosure or other disposition, as applicable, of this Agreement. (s) USA Patriot Act. Borrower acknowledges that, pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107 56), Lender is required to obtain, verify and record information that identifies Borrowers and the Authorized Officers acting on Borrowers’ behalf, which information includes the name and address of Borrowers’ Authorized Officers and other information that will allow Lender to identify Borrowers and the Authorized Officers in accordance with the USA Patriot Act. (t) Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and shall be binding upon the party who executed same, but all of the counterparts taken together shall constitute one and the same document. A facsimile or a copy in portable document format (.PDF) or any other electronic means of a party’s signature on this Agreement and the other Loan Documents shall be deemed to constitute an original signature in all respects, and shall be binding in all respects upon the party who executed same and may be relied upon for all purposes by the other parties hereto. [Balance of page intentionally left blank.]

22 IN WITNESS WHEREOF, Borrowers have caused this Agreement to be duly executed as of the day and year first written above. BORROWERS: BM TECHNOLOGIES, INC. By: /s/ Luvleen Sidhu Name: Luvleen Sidhu Title: Chief Executive Officer BMTX, INC. By: /s/ Luvleen Sidhu Name: Luvleen Sidhu Title: Chief Executive Officer LENDER: CUSTOMERS BANK By: /s/ Richard Ehst Name: Richard Ehst Title: President and Chief Executive Officer

[Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.]